Exhibit 99.1

Shore Bancshares Reports First Quarter 2018 Financial Results

EASTON, Md., April 19, 2018 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $4.058 million or $0.32 per diluted common share for the first quarter of 2018, compared to net income of $2.698 million or $0.21 per diluted common share for the fourth quarter of 2017, and net income of $2.800 million or $0.22 per diluted common share for the first quarter of 2017.

When comparing the first quarter of 2018 to the fourth quarter of 2017, the main reason for the improved results was a decrease in the federal income tax rate of 35% to 21% which became effective on January 1, 2018. This lower enacted tax rate and the one-time adjustment for re-measurement of the net deferred tax assets in the fourth quarter of 2017 resulted in a decrease in income tax expenses of $1.6 million for the first quarter of 2018. This reduction in income tax expense coupled with an increase of $590 thousand in noninterest income, was partially offset by an increase in noninterest expense of $830 thousand. When comparing the first quarter of 2018 to the first quarter of 2017, the primary reasons for the improved results were the previously mentioned decrease in federal income taxes, increases in net interest income of $2.4 million and noninterest income of $122 thousand, partially offset by an increase in noninterest expenses of $1.8 million.

"We are pleased to report financial results for the first quarter of 2018," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "While earnings were below our expectations, we had an opportunity to remove a significant long-standing troubled debt from our books which resulted in a $379 thousand charge-off during the quarter. Excluding this charge off, the quarter was in-line with our target of $0.35 per share. Loan growth remained strong with $26.4 million added to the portfolio for the quarter, which translates to 9.7% annualized growth for 2018. We remain committed to positioning ourselves for growth and will continue to seek opportunities to improve earnings."

Balance Sheet Review
Total assets were $1.422 billion at March 31, 2018, a $27.7 million, or 2.0%, increase when compared to $1.394 billion at the end of 2017. The increase in total assets included increases in gross loans of $26.4 million and interest-bearing deposits with other banks of $19.0 million, offset by a decrease in cash and due from banks of $8.8 million and investment securities available for sale of $13.0 million which were used to fund loan growth for the quarter.

Total deposits decreased $25.7 million, or less than 2.1%, when compared to December 31, 2017. The decrease in total deposits was mainly due to a decrease in noninterest-bearing accounts of $4.5 million, checking accounts of $9.7 million and time deposits of $14.8 million, which were partially offset by an increase in money market and savings deposits of $3.3 million. Total stockholders' equity increased $1.2 million, or 0.8%, when compared to the end of 2017. At March 31, 2018, the ratio of total equity to total assets was 11.60% and the ratio of total tangible equity to total tangible assets was 9.55%.

Total assets at March 31, 2018 increased $254.7 million, or 21.8%, when compared to total assets at March 31, 2017. The primary factor contributing to the increase was the acquisition of three branches in the second quarter of 2017 which contributed $199.6 million of assets at March 31, 2018. Absent the branch acquisition, total assets have increased $55.1 million since March 31, 2017 which primarily resulted from an increase in gross loans of $110.0 million.

Total deposits at March 31, 2018 increased $175.5 million, or 17.5%, when compared to March 31, 2017. The increase was the direct result of the deposits acquired in the branch purchase which had a balance of $193.0 million at March 31, 2018. Excluding the acquisition, deposits decreased $17.5 million.

Review of Quarterly Financial Results
Net interest income was $12.3 million for the first quarter of 2018, compared to $12.4 million for the fourth quarter of 2017 and $9.9 million for the first quarter of 2017. Net interest income when compared to the fourth quarter of 2017 was slightly lower by $40 thousand due to two fewer earnings days as well as increased interest expense on short-term borrowings of $213 thousand. This was partially offset by higher interest income of $135 thousand the result of higher yields on loans and taxable investment securities. The Company's net interest margin improved by 2 basis points to 3.83% over the fourth quarter of 2017. The increase in net interest income when compared to the first quarter of 2017 was primarily the result of significant loan growth, with average loans increasing $225.4 million. The Company's net interest margin when compared to the first quarter of 2017 increased 12 basis points from 3.71%, the result of transitioning lower yielding assets to fund loan volume and higher yields on investment securities, partially offset by an increase in average short-term borrowings of $52.4 million which also reflected an increase of 135bps from fed rate increases.

The provision for credit losses was $489 thousand for the three months ended March 31, 2018. The comparable amounts were $545 thousand and $427 thousand for the three months ended December 31, 2017 and March 31, 2017, respectively. The provision for credit losses slightly decreased in the first quarter of 2018 over the fourth quarter of 2017. The higher level of provision for credit losses when comparing the first quarter of 2018 to the first quarter of 2017 was primarily due to significant growth in the loan portfolio, offset by improving credit quality with decreases in total nonperforming assets of $2.6 million and troubled debt restructurings ("TDRs") of $3.1 million. Net charge-offs were $352 thousand for the first quarter of 2018, $59 thousand for the fourth quarter of 2017 and $226 thousand for the first quarter of 2017. The significant increase was primarily related to a TDR which required a charge-off of $379 thousand in which the underlying collateral was sold. This TDR was a long-standing problem credit with an approximate value of $3.1 million. The ratio of annualized net charge-offs to average loans was 0.13% for the first quarter of 2018, 0.02% for the fourth quarter of 2017 and 0.10% for the first quarter of 2017. The ratio of the allowance for credit losses to period-end loans at March 31, 2018 and December 31, 2017 was 0.89%, lower than the 1.00% at March 31, 2017 due primarily to acquired loans recorded at fair value that do not require an allowance for loan losses.

Nonperforming assets excluding accruing TDRs were $8.6 million at March 31, 2018, $7.4 million at December 31, 2017 and $11.2 million at March 31, 2017. Nonperforming assets including accruing TDRs at March 31, 2018 were $18.4 million, compared to $20.7 million at December 31, 2017 and $24.0 million at March 31, 2017. The increase in nonperforming loans when compared to the fourth quarter of 2017 was due to an increase in nonaccrual loans of $2.0 million and the decrease in TDRs were the result of the previously mentioned TDR which was removed in the current quarter. When comparing to the first quarter of 2017, the decreases in nonperforming assets and TDRs were the result of the continued work out efforts and charge-offs period over period. At March 31, 2018, the ratio of nonaccrual loans to total assets was 0.49%, compared to 0.36% and 0.75% at December 31, 2017 and March 31, 2017, respectively. In addition, the ratio of accruing TDRs to total assets at March 31, 2018 was 0.68%, improving from 0.96% and 1.10% at December 31, 2017 and March 31, 2017.

Total noninterest income for the first quarter of 2018 increased $590 thousand when compared to the fourth quarter of 2017 and increased $122 thousand when compared to the first quarter of 2017. The increase from the fourth quarter of 2017 was the result of higher insurance agency commissions, mainly from contingency payments which are typically received in the first quarter of each year and are based on the prior year's performance. The increase from the first quarter of 2017 was due to increases in service charges on deposit accounts of $71 thousand, trust and investment fee income of $39 thousand, and other noninterest income of $137 thousand which consisted of other bank service charges of $109 thousand. These increases were partially offset by lower insurance agency commissions and contingencies of $125 thousand.

Total noninterest expense for the first quarter of 2018 increased $830 thousand when compared to the fourth quarter of 2017 and increased $1.8 million when compared to the first quarter of 2017. The increase in noninterest expense compared to the fourth quarter of 2017 was primarily due to higher costs associated with employee benefits of $436 thousand, which included higher insurance premiums for group insurance and federal unemployment insurance which is usually paid in the first two quarters of the year.

The increase in noninterest expense from the first quarter of 2017 was primarily due to increases in salary and wages of $971 thousand, employee benefits of $277 thousand and other noninterest expenses of $472 thousand. These line items were impacted by the additional operation of four branches, three of which were acquired in the second quarter of 2017 and one newly opened branch in Onley, VA in the third quarter of 2017. Also impacting salary and wages were pay increases and bonuses implemented during the period on a higher employee base than a year ago. Employee benefits were mainly impacted by higher insurance premium costs for the current year. Other noninterest expenses increased due to operating expenses for the additional branches.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended
	March 31,
	2018	2017	Change
Net interest income	$ 12,329	$ 9,933	24.1%
Provision for credit losses	489	427	14.5
Noninterest income	4,929	4,807	2.5
Noninterest expense	11,462	9,651	18.8
Income before income taxes	5,307	4,662	13.8
Income tax expense	1,249	1,862	(32.9)
Net income	$ 4,058	$ 2,800	44.9

Return on average assets	1.18%	0.99%	19	bp
Return on average equity	9.97	7.27	270
Return on average tangible equity (1)	12.64	7.98	466
Net interest margin	3.83	3.71	12
Efficiency ratio - GAAP	66.42	65.47	95
Efficiency ratio - Non-GAAP (1)	65.67	64.98	69

PER SHARE DATA
Basic net income per common share	$ 0.32	$ 0.22	45.5%
Diluted net income per common share	0.32	0.22	45.5
Dividends paid per common share	0.07	0.05	40.0
Book value per common share at period end	12.95	12.44	4.1
Tangible book value per common share at period end (1)	10.42	11.41	(8.7)
Market value at period end	18.86	16.71	12.9
Market range:
High	19.80	17.92	10.5
Low	16.28	14.64	11.2

AVERAGE BALANCE SHEET DATA
Loans	$ 1,106,213	$ 880,791	25.6%
Investment securities	197,285	178,074	10.8
Earning assets	1,313,249	1,092,934	20.2
Assets	1,396,001	1,148,757	21.5
Deposits	1,168,613	982,956	18.9
Stockholders' equity	165,070	156,274	5.6

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 352	$ 226	55.8%

Nonaccrual loans	$ 7,009	$ 8,729	(19.7)
Loans 90 days past due and still accruing	61	118	(48.3)
	1,569	2,354	(33.3)
Total nonperforming assets	8,639	11,201	(22.9)
Accruing troubled debt restructurings (TDRs)	9,726	12,782	(23.9)
Total nonperforming assets and accruing TDRs	$ 18,365	$ 23,983	(23.4)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.60%	13.51%	(191)	bp
Period-end tangible equity to tangible assets (1)	9.55	12.54	(299)

Annualized net charge-offs to average loans	0.13	0.10	3

Allowance for credit losses as a percent of:
Period-end loans	0.89	1.00	(11)
Nonaccrual loans	141.50	102.27	3,923
Nonperforming assets	114.80	79.70	3,510
Accruing TDRs	101.97	69.84	3,213
Nonperforming assets and accruing TDRs	54.00	37.22	1,678

As a percent of total loans:
Nonaccrual loans	0.63	0.98	(35)
Accruing TDRs	0.87	1.43	(56)
Nonaccrual loans and accruing TDRs	1.50	2.41	(91)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.77	1.25	(48)
Nonperforming assets and accruing TDRs	1.64	2.68	(104)

As a percent of total assets:
Nonaccrual loans	0.49	0.75	(26)
Nonperforming assets	0.61	0.96	(35)
Accruing TDRs	0.68	1.10	(42)
Nonperforming assets and accruing TDRs	1.29	2.06	(77)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2018	March 31, 2018
	March 31,	December 31,	March 31,	compared to	compared to
	2018	2017	2017	December 31, 2017	March 31, 2017
ASSETS
Cash and due from banks	$ 12,752	$ 21,534	$ 14,884	(40.8)%	(14.3)%
Interest-bearing deposits with other banks	29,243	10,286	33,967	184.3	(13.9)
Cash and cash equivalents	41,995	31,820	48,851	32.0	(14.0)

Investment securities available for sale (at fair value)	183,910	196,955	178,072	(6.6)	3.3
Investment securities held to maturity	6,162	6,247	6,615	(1.4)	(6.8)

Loans	1,119,937	1,093,514	891,864	2.4	25.6
Less: allowance for credit losses	(9,918)	(9,781)	(8,927)	1.4	(11.1)
Loans, net	1,110,019	1,083,733	882,937	2.4	25.7

Premises and equipment, net	23,188	23,054	16,831	0.6	37.8
Goodwill	27,618	27,618	11,931	-	131.5
Other intangible assets, net	4,608	4,719	1,047	(2.4)	340.1
Other real estate owned, net	1,569	1,794	2,354	(12.5)	(33.3)
Other assets	22,537	17,920	18,258	25.8	23.4

Total assets	$ 1,421,606	$ 1,393,860	$ 1,166,896	2.0	21.8

LIABILITIES
Noninterest-bearing deposits	$ 323,849	$ 328,322	$ 266,611	(1.4)	21.5
Interest-bearing deposits	853,213	874,459	734,931	(2.4)	16.1
Total deposits	1,177,062	1,202,781	1,001,542	(2.1)	17.5

Short-term borrowings	72,993	21,734	2,919	235.8	2,400.6
Accrued expenses and other liabilities	6,574	5,609	4,809	17.2	36.7
Total liabilities	1,256,629	1,230,124	1,009,270	2.2	24.5

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	127	127	-	-
Additional paid in capital	65,399	65,256	64,619	0.2	1.2
Retained earnings	102,829	99,662	93,131	3.2	10.4
Accumulated other comprehensive loss	(3,378)	(1,309)	(251)	(158.1)	(1,245.8)
Total stockholders' equity	164,977	163,736	157,626	0.8	4.7

Total liabilities and stockholders' equity	$ 1,421,606	$ 1,393,860	$ 1,166,896	2.0	21.8

Period-end common shares outstanding	12,736	12,688	12,673	0.4	0.5
Book value per common share	$ 12.95	$ 12.90	$ 12.44	0.4	4.1

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2018	2017	% Change
INTEREST INCOME
Interest and fees on loans	$ 12,044	$ 9,550	26.1%
Interest and dividends on investment securities:
Taxable	1,021	827	23.5
Tax-exempt	-	2	(100.0)
Interest on deposits with other banks	38	68	(44.1)
Total interest income	13,103	10,447	25.4

INTEREST EXPENSE
Interest on deposits	548	511	7.2
Interest on short-term borrowings	226	3	7,433.3
Total interest expense	774	514	50.6

NET INTEREST INCOME	12,329	9,933	24.1
Provision for credit losses	489	427	14.5

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,840	9,506	24.6

NONINTEREST INCOME
Service charges on deposit accounts	905	834	8.5
Trust and investment fee income	400	361	10.8
Insurance agency commissions	2,694	2,819	(4.4)
Other noninterest income	930	793	17.3
Total noninterest income	4,929	4,807	2.5

NONINTEREST EXPENSE
Salaries and wages	5,473	4,502	21.6
Employee benefits	1,517	1,240	22.3
Occupancy expense	781	625	25.0
Furniture and equipment expense	287	233	23.2
Data processing	897	872	2.9
Directors' fees	114	80	42.5
Amortization of intangible assets	111	33	236.4
FDIC insurance premium expense	205	164	25.0
Other real estate owned expenses, net	(46)	65	(170.8)
Legal and professional fees	464	660	(29.7)
Other noninterest expenses	1,659	1,177	41.0
Total noninterest expense	11,462	9,651	18.8

Income before income taxes	5,307	4,662	13.8
Income tax expense	1,249	1,862	(32.9)

NET INCOME	$ 4,058	$ 2,800	44.9

Weighted average shares outstanding - basic	12,715	12,670	0.4
Weighted average shares outstanding - diluted	12,731	12,707	0.2

Basic net income per common share	$ 0.32	$ 0.22	45.5
Diluted net income per common share	0.32	0.22	45.5
Dividends paid per common share	0.07	0.05	40.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2018		2017
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,106,213	4.44%	$ 880,791	4.43%
Investment securities (1)
Taxable	197,285	2.07	177,864	1.86
Tax-exempt	-	-	210	5.38
Interest-bearing deposits	9,751	1.60	34,069	0.80
Total earning assets	1,313,249	4.06%	1,092,934	3.90%
Cash and due from banks	16,384		13,907
Other assets	76,336		50,763
Allowance for credit losses	(9,968)		(8,847)
Total assets	$ 1,396,001		$ 1,148,757

Interest-bearing liabilities
Demand deposits	$ 216,808	0.23%	$ 195,005	0.14%
Money market and savings deposits	380,890	0.13	276,175	0.13
Certificates of deposit $100,000 or more	101,929	0.50	118,970	0.54
Other time deposits	152,321	0.48	137,832	0.58
Interest-bearing deposits	851,948	0.26	727,982	0.28
Short-term borrowings	56,586	1.62	4,150	0.27
Total interest-bearing liabilities	908,534	0.35%	732,132	0.28%
Noninterest-bearing deposits	316,665		254,974
Accrued expenses and other liabilities	5,732		5,377
Stockholders' equity	165,070		156,274
Total liabilities and stockholders' equity	$ 1,396,001		$ 1,148,757

Net interest spread		3.71%		3.62%
Net interest margin		3.83%		3.71%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0% for the first quarter of 2018 and 35.0% for all other quarters during 2017, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st quarter	4th quarter	3rd quarter	2nd quarter	1st quarter	1Q 18		1Q 18
	2018	2017	2017	2017	2017	compared to		compared to
	(1Q 18)	(4Q 17)	(3Q 17)	(2Q 17)	(1Q 17)	4Q 17		1Q 17
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,357	$ 12,430	$ 12,384	$ 10,961	$ 9,994	(0.6)%		23.6%
Less: Taxable-equivalent adjustment	28	61	58	61	61	(54.1)		(54.1)
Net interest income	12,329	12,369	12,326	10,900	9,933	(0.3)		24.1
Provision for credit losses	489	545	345	974	427	(10.3)		14.5
Noninterest income	4,929	4,339	4,425	4,179	4,807	13.6		2.5
Noninterest expense	11,462	10,632	10,720	10,199	9,651	7.8		18.8
Income before income taxes	5,307	5,531	5,686	3,906	4,662	(4.0)		13.8
Income tax expense	1,249	2,833	2,274	1,554	1,862	(55.9)		(32.9)
Net income	$ 4,058	$ 2,698	$ 3,412	$ 2,352	$ 2,800	50.4		44.9

Return on average assets	1.18%	0.78%	0.98%	0.76%	0.99%	40	bp	19	bp
Return on average equity	9.97	6.53	8.48	5.93	7.27	344		270
Return on average tangible equity (1)	12.70	8.36	10.84	6.55	7.98	434		472
Net interest margin	3.83	3.81	3.79	3.73	3.71	2		12
Efficiency ratio - GAAP	66.42	63.63	64.00	67.64	65.47	279		95
Efficiency ratio - Non-GAAP (1)	65.67	62.73	63.11	67.00	64.98	294		69

PER SHARE DATA
Basic net income per common share	$ 0.32	$ 0.21	$ 0.27	$ 0.19	$ 0.22	52.4%		45.5%
Diluted net income per common share	0.32	0.21	0.27	0.19	0.22	52.4		45.5
Dividends paid per common share	0.07	0.07	0.05	0.05	0.05	-		40.0
Book value per common share at period end	12.95	12.90	12.82	12.61	12.44	0.4		4.1
Tangible book value per common share at period end (1)	10.42	10.36	10.24	10.07	11.41	0.6		(8.7)
Market value at period end	18.86	16.70	16.65	16.45	16.71	12.9		12.9
Market range:
High	19.80	18.49	17.34	17.53	17.92	7.1		10.5
Low	16.28	15.74	15.97	15.17	14.64	3.4		11.2

AVERAGE BALANCE SHEET DATA
Loans	$ 1,106,213	$ 1,062,980	$ 1,034,553	$ 953,049	$ 880,791	4.1%		25.6%
Investment securities	197,285	211,910	218,675	198,302	178,074	(6.9)		10.8
Earning assets	1,313,249	1,294,768	1,295,432	1,178,507	1,092,934	1.4		20.2
Assets	1,396,001	1,378,553	1,377,975	1,242,933	1,148,757	1.3		21.5
Deposits	1,168,613	1,202,260	1,210,894	1,072,758	982,956	(2.8)		18.9
Stockholders' equity	165,070	163,893	159,551	159,165	156,274	0.7		5.6

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 352	$ 59	$ 182	$ 769	$ 226	496.6%		55.8%

Nonaccrual loans	$ 7,009	$ 4,971	$ 6,289	$ 7,157	$ 8,729	41.0		(19.7)
Loans 90 days past due and still accruing	61	639	5	314	118	(90.5)		(48.3)
Other real estate owned	1,569	1,794	1,809	2,302	2,354	(12.5)		(33.3)
Total nonperforming assets	$ 8,639	$ 7,404	$ 8,103	$ 9,773	$ 11,201	16.7		(22.9)

Accruing troubled debt restructurings (TDRs)	$ 9,726	$ 13,326	$ 13,493	$ 12,124	$ 12,782	(27.0)		(23.9)

Total nonperforming assets and accruing TDRs	$ 18,365	$ 20,730	$ 21,596	$ 21,897	$ 23,983	(11.4)		(23.4)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	11.60%	11.75%	11.82%	11.74%	13.51%	(15)	bp	(191)	bp
Period-end tangible equity to tangible assets (1)	9.55	9.65	9.67	9.60	12.54	(10)		(299)

Annualized net charge-offs to average loans	0.13	0.02	0.07	0.32	0.10	11		3

Allowance for credit losses as a percent of:
Period-end loans	0.89	0.89	0.89	0.88	1.00	-		(11)
Nonaccrual loans	141.50	196.76	147.80	127.60	102.27	(5,526)		3,923
Nonperforming assets	114.80	132.10	114.71	93.44	79.70	(1,730)		3,510
Accruing TDRs	101.97	73.40	68.89	75.32	69.84	2,857		3,213
Nonperforming assets and accruing TDRs	54.00	47.18	43.04	41.70	37.22	682		1,678

As a percent of total loans:
Nonaccrual loans	0.63	0.45	0.60	0.69	0.98	18		(35)
Accruing TDRs	0.87	1.22	1.29	1.17	1.43	(35)		(56)
Nonaccrual loans and accruing TDRs	1.50	1.67	1.89	1.86	2.41	(17)		(91)

As a percent of total loans+other real estate owned:
Nonperforming assets	0.77	0.68	0.77	0.94	1.25	9		(48)
Nonperforming assets and accruing TDRs	1.64	1.89	2.06	2.11	2.68	(25)		(104)

As a percent of total assets:
Nonaccrual loans	0.49	0.36	0.46	0.53	0.75	13		(26)
Nonperforming assets	0.61	0.53	0.59	0.72	0.96	8		(35)
Accruing TDRs	0.68	0.96	0.98	0.89	1.10	(28)		(42)
Nonperforming assets and accruing TDRs	1.29	1.49	1.57	1.61	2.06	(20)		(77)

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						1Q 18	1Q 18
						compared to	compared to
	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17	4Q 17	1Q 17
INTEREST INCOME
Interest and fees on loans	$ 12,044	$ 11,855	$ 11,771	$ 10,441	$ 9,550	1.6%	26.1%
Interest and dividends on investment securities:
Taxable	1,021	1,048	1,035	937	827	(2.6)	23.5
Tax-exempt	-	-	-	1	2	-	(100.0)
Interest on deposits with other banks	38	65	131	70	68	(41.5)	(44.1)
Total interest income	13,103	12,968	12,937	11,449	10,447	1.0	25.4

INTEREST EXPENSE
Interest on deposits	548	586	607	538	511	(6.5)	7.2
Interest on short-term borrowings	226	13	4	11	3	1,638.5	7,433.3
Total interest expense	774	599	611	549	514	29.2	50.6

NET INTEREST INCOME	12,329	12,369	12,326	10,900	9,933	(0.3)	24.1
Provision for credit losses	489	545	345	974	427	(10.3)	14.5

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	11,840	11,824	11,981	9,926	9,506	0.1	24.6

NONINTEREST INCOME
Service charges on deposit accounts	905	971	945	878	834	(6.8)	8.5
Trust and investment fee income	400	410	389	372	361	(2.4)	10.8
Investment securities gains	-	-	5	-	-	-	-
Insurance agency commissions	2,694	1,898	2,088	2,032	2,819	41.9	(4.4)
Other noninterest income	930	1,060	998	897	793	(12.3)	17.3
Total noninterest income	4,929	4,339	4,425	4,179	4,807	13.6	2.5

NONINTEREST EXPENSE
Salaries and wages	5,473	5,503	5,203	4,803	4,502	(0.5)	21.6
Employee benefits	1,517	1,081	1,197	1,127	1,240	40.3	22.3
Occupancy expense	781	746	696	629	625	4.7	25.0
Furniture and equipment expense	287	232	286	284	233	23.7	23.2
Data processing	897	871	922	1,015	872	3.0	2.9
Directors' fees	114	99	99	102	80	15.2	42.5
Amortization of intangible assets	111	112	115	55	33	(0.9)	236.4
FDIC insurance premium expense	205	201	189	45	164	2.0	25.0
Other real estate owned expenses, net	(46)	(86)	185	108	65	46.5	(170.8)
Legal and professional fees	464	453	493	702	660	2.4	(29.7)
Other noninterest expenses	1,659	1,420	1,335	1,329	1,177	16.8	41.0
Total noninterest expense	11,462	10,632	10,720	10,199	9,651	7.8	18.8

Income before income taxes	5,307	5,531	5,686	3,906	4,662	(4.0)	13.8
Income tax expense	1,249	2,833	2,274	1,554	1,862	(55.9)	(32.9)

NET INCOME	$ 4,058	$ 2,698	$ 3,412	$ 2,352	$ 2,800	50.4	44.9

Weighted average shares outstanding - basic	12,715	12,688	12,687	12,681	12,670	0.2	0.4
Weighted average shares outstanding - diluted	12,731	12,750	12,718	12,732	12,707	(0.1)	0.2

Basic net income per common share	$ 0.32	$ 0.21	$ 0.27	$ 0.19	$ 0.22	52.4	45.5
Diluted net income per common share	0.32	0.21	0.27	0.19	0.22	52.4	45.5
Dividends paid per common share	0.07	0.07	0.05	0.05	0.05	-	40.0

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											1Q 18	1Q 18
											compared to	compared to
	1Q 18		4Q 17		3Q 17		2Q 17		1Q 17		4Q 17	1Q 17
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,106,213	4.44%	$ 1,062,980	4.45%	$ 1,034,553	4.54%	$ 953,049	4.42%	$ 880,791	4.43%	4.1%	25.6%
Investment securities (1)
Taxable	197,285	2.07	211,910	1.98	218,675	1.89	198,161	1.89	177,864	1.86	(6.9)	10.9
Tax-exempt	-	-	-	-	-	-	141	5.36	210	5.38	-	(100.0)
Interest-bearing deposits	9,751	1.60	19,878	1.30	42,204	1.23	27,156	1.05	34,069	0.80	(50.9)	(71.4)
Total earning assets	1,313,249	4.06%	1,294,768	3.99%	1,295,432	3.98%	1,178,507	3.92%	1,092,934	3.90%	1.4	20.2
Cash and due from banks	16,384		18,589		16,232		14,798		13,907		(11.9)	17.8
Other assets	76,336		74,700		75,611		58,692		50,763		2.2	50.4
Allowance for credit losses	(9,968)		(9,504)		(9,300)		(9,064)		(8,847)		4.9	12.7
Total assets	$ 1,396,001		$ 1,378,553		$ 1,377,975		$ 1,242,933		$ 1,148,757		1.3	21.5

Interest-bearing liabilities
Demand deposits	$ 216,808	0.23%	$ 222,321	0.24%	$ 224,180	0.23%	$ 198,593	0.16%	$ 195,005	0.14%	(2.5)	11.2
Money market and savings deposits	380,890	0.13	382,438	0.12	378,711	0.12	320,967	0.12	276,175	0.13	(0.4)	37.9
Certificates of deposit $100,000 or more	101,929	0.50	110,458	0.49	123,538	0.50	121,967	0.51	118,970	0.54	(7.7)	(14.3)
Other time deposits	152,321	0.48	158,241	0.49	164,459	0.50	150,953	0.55	137,832	0.58	(3.7)	10.5
Interest-bearing deposits	851,948	0.26	873,458	0.27	890,888	0.27	792,480	0.27	727,982	0.28	(2.5)	17.0
Short-term borrowings	56,586	1.62	6,087	0.86	2,274	0.62	5,589	0.82	4,150	0.27	829.6	1,263.5
Total interest-bearing liabilities	908,534	0.35%	879,545	0.27%	893,162	0.27%	798,069	0.28%	732,132	0.28%	3.3	24.1
Noninterest-bearing deposits	316,665		328,802		320,006		280,278		254,974		(3.7)	24.2
Accrued expenses and other liabilities	5,732		6,313		5,256		5,421		5,377		(9.2)	6.6
Stockholders' equity	165,070		163,893		159,551		159,165		156,274		0.7	5.6
Total liabilities and stockholders' equity	$ 1,396,001		$ 1,378,553		$ 1,377,975		$ 1,242,933		$ 1,148,757		1.3	21.5

Net interest spread		3.71%		3.72%		3.71%		3.64%		3.62%
Net interest margin		3.83%		3.81%		3.79%		3.73%		3.71%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0% for the first quarter of 2018 and 35.0% for all quarters during 2017, exclusive of the alternative minimum tax rate and and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

	1Q 18	4Q 17	3Q 17	2Q 17	1Q 17

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 4,058	$ 2,698	$ 3,412	$ 2,352	$ 2,800
Net income - annualized (A)	$ 16,457	$ 10,704	$ 13,537	$ 9,434	$ 11,356

Net income, excluding net amortization of intangible assets	$ 4,143	$ 2,766	$ 3,482	$ 2,385	$ 2,820

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 16,802	$ 10,974	$ 13,814	$ 9,566	$ 11,437

Average stockholders' equity (C)	$ 165,070	$ 163,893	$ 159,551	$ 159,165	$ 156,274
Less: Average goodwill and other intangible assets	(32,721)	(32,678)	(32,097)	(13,173)	(12,997)
Average tangible equity (D)	$ 132,349	$ 131,215	$ 127,454	$ 145,992	$ 143,277

Return on average equity (GAAP) (A)/(C)	9.97%	6.53%	8.48%	5.47%	7.27%
Return on average tangible equity (Non-GAAP) (B)/(D)	12.70%	8.36%	10.84%	6.01%	7.98%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 11,462	$ 10,632	$ 10,720	$ 10,199	$ 9,651
Less: Amortization of intangible assets	(111)	(112)	(115)	(55)	(33)
Adjusted noninterest expense (F)	$ 11,351	$ 10,520	$ 10,605	$ 10,144	$ 9,618

Net interest income (G)	12,329	12,369	12,326	10,900	9,933
Add: Taxable-equivalent adjustment	28	61	58	61	61
Taxable-equivalent net interest income (H)	$ 12,357	$ 12,430	$ 12,384	$ 10,961	$ 9,994

Noninterest income (I)	$ 4,929	$ 4,339	$ 4,425	$ 4,179	$ 4,807
Less: Investment securities (gains)	-	-	(5)	-	-
Adjusted noninterest income (K)	$ 4,929	$ 4,339	$ 4,420	$ 4,179	$ 4,807

Efficiency ratio (GAAP) (E)/(G)+(I)	66.42%	63.63%	64.00%	67.64%	65.47%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	65.67%	62.73%	63.11%	67.00%	64.98%

Stockholders' equity (K)	$ 164,977	$ 163,736	$ 162,648	$ 159,940	$ 157,626
Less: Goodwill and other intangible assets	(32,226)	(32,337)	(32,740)	(32,153)	(12,978)
Tangible equity (L)	$ 132,751	$ 131,399	$ 129,908	$ 127,787	$ 144,648

Shares outstanding (M)	12,736	12,688	12,687	12,685	12,673

Book value per common share (GAAP) (K)/(M)	$ 12.95	$ 12.90	$ 12.82	$ 12.61	$ 12.44
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.42	$ 10.36	$ 10.24	$ 10.07	$ 11.41

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 164,977	$ 163,736	$ 162,648	$ 159,940	$ 157,626
Less: Goodwill and other intangible assets	(32,226)	(32,337)	(32,740)	(32,153)	(12,978)
Tangible equity (O)	$ 132,751	$ 131,399	$ 129,908	$ 127,787	$ 144,648

Assets (P)	$ 1,421,606	$ 1,393,860	$ 1,376,127	$ 1,362,798	$ 1,166,896
Less: Goodwill and other intangible assets	(32,226)	(32,337)	(32,740)	(32,153)	(12,978)
Tangible assets (Q)	$ 1,389,380	$ 1,361,523	$ 1,343,387	$ 1,330,645	$ 1,153,918

Period-end equity/assets (GAAP) (N)/(P)	11.60%	11.75%	11.82%	11.74%	13.51%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	9.55%	9.65%	9.67%	9.60%	12.54%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800